UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): April 6, 2012

FIRST CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA		23060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 6, 2012, First Capital Bancorp, Inc. (the “Company”) issued a press release announcing that it would extend its ongoing rights offering. Accordingly, holders of the rights offering will now have until 5:00 p.m., Eastern Time, on April 30, 2012 to exercise their rights. The rights offering was originally scheduled to expire on April 16, 2012. Other then the extension of the expiration date of the rights offering, all of the offering terms described in the Company’s prospectus dated February 13, 2012 remain the same and apply during the extended period of the offering.

A copy of the Company’s press release announcing the extension of the rights offering attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

April 6, 2012	By:	/s/ William W. Ranson
William W. Ranson
Executive Vice President & CFO